SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                             _________________


                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported)    March 21, 1994



                         Rollins Truck Leasing Corp.
          (Exact name of registrant as specified in its charter)



       Delaware                     1-5728                  51-0074022
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)            File number)           Identification No.)



              One Rollins Plaza, Wilmington, Delaware      19803
             (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code     (302) 426-2700

ITEM 5.   OTHER EVENTS.

     On Monday, March 21, 1994, Registrant sold $60,000,000 of its 7% Collateral Trust Debentures, Series M, due March 15, 2001, (the "Debentures") pursuant to the terms of an Underwriting Agreement dated March 14, 1994 and as set forth on Form S-3 with Registration Statement No. 33-67682. Registration Statement No. 33-67682 was filed on August 20, 1993 and became effective on September 8, 1993. A Prospectus and Prospectus Supplement was filed with the Commission on March 15, 1994. The terms and provisions of the Debentures as well as the rights of the Debentureholders, the obligations of the Registrant and the duties of the Trustee are set forth in the Registrant's Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986 and by the Eighth Supplemental Indenture dated as of May 15, 1990 and as last supplemented by the Twelfth Supplemental Indenture dated as of March 15, 1994, between the Registrant and Continental Bank, National Association, as Trustee.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

        (i) Twelfth Supplemental Indenture dated as of March 15, 1994 to the Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986 and by the Eighth Supplemental Indenture dated as of May 15, 1990, between the Registrant and Continental Bank, National Association, as Trustee.

        (ii) Underwriting Agreement dated March 14, 1994 between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, covering the purchase by the Underwriter from the Registrant of $60,000,000 of its 7% Collateral Trust Debentures, Series M, due March 15, 2001.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Rollins Truck Leasing Corp.



DATE:   March 21, 1994             BY: /s/  Patrick J. Bagley
                                       Patrick J. Bagley
                                       Vice President-Finance and Treasurer

                        ROLLINS TRUCK LEASING CORP.


                                    and


                  CONTINENTAL BANK, NATIONAL ASSOCIATION


                                as Trustee




                      TWELFTH SUPPLEMENTAL INDENTURE


                        Dated as of March 15, 1994

                                  TO THE

                        Collateral Trust Indenture

                        Dated as of March 21, 1983






       7% COLLATERAL TRUST DEBENTURES, SERIES M, DUE MARCH 15, 2001

                            TABLE OF CONTENTS*

                                                            Page

PARTIES                                                                 1
RECITALS:
    Execution of Collateral Trust Indenture Supplemental
        Indentures                                                      1
    Issuance of Series M Debentures                                     1
    Text of Forms:
        Form of Face of Series M Debentures                             1
        Form of Trustee's Authentication Certificate
            for Series M Debentures                                     3
        Form of Reverse of Series M Debentures                          4
    All Things Done                                                     5
GRANTING CLAUSES:
    GRANTING CLAUSE I - Securities                                      6
    GRANTING CLAUSE II - Agreements and Assignments                     6
    GRANTING CLAUSE III - Other Securities and Property                 7
HABENDUM                                                                7
GRANT IN TRUST                                                          7
GENERAL COVENANT                                                        7
SECTION 1.  Series M Debentures: Terms and Provisions                   7
SECTION 2.  Authentication and Delivery of Series M Debentures          8
SECTION 3.  Maintenance of Office or Agency; Authenticating
            Agent for Series M Debentures                               8
SECTION 4.  Original Indenture Ratified                                 8
SECTION 5.  Trustee Not Responsible                                     8
SECTION 6.  Defined Terms                                               9
SECTION 7.  Counterparts                                                9
SECTION 8.  Applicable Law                                              9
TESTIMONIUM                                                             9
EXECUTION                                                               9
ACKNOWLEDGEMENTS                                                        9

















*Note: This Table of Contents has been inserted for convenience and does not constitute a part of the Twelfth Supplemental Indenture.

i    TWELFTH SUPPLEMENTAL INDENTURE (herein called the "Twelfth Supplemental
Indenture"), dated as of March 15, 1994, between Rollins Truck Leasing Corp., (formerly RLC CORP.) a Delaware corporation (herein called the
"Corporation"), and CONTINENTAL BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee (herein called the "Trustee").

    WHEREAS, the Corporation and the Trustee have heretofore executed and delivered a Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986 and by an Eighth Supplemental Indenture dated May 15, 1990, (the "Original Indenture"; the Original Indenture, and as supplemented by this Twelfth Supplemental Indenture, being herein called the "Indenture");

    WHEREAS, the Original Indenture provides that the Corporation and the Trustee may enter into indentures supplemental to the Original Indenture, among other things, to provide for the issuance from time to time of debentures (defined in the Original Indenture as "Debentures") of the Corporation;

    WHEREAS, the Corporation has determined to issue hereunder a series of Debentures (herein called the "Series M Debentures") to be designated as "7% Collateral Trust Debentures, Series M, Due March 15, 2001", to be in the aggregate principal amount of not in excess of $60,000,000;

    WHEREAS, the Series M Debentures and the Trustee's certificate to be endorsed on the Series M Debentures are to be substantially in the following forms, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

                   (FORM OF FACE OF SERIES M DEBENTURES)

                        Rollins Truck Leasing Corp.

        7% COLLATERAL TRUST DEBENTURE, SERIES M, DUE MARCH 15, 2001

   $
                      No.

    Rollins Truck Leasing Corp., a corporation organized and existing under the laws of the State of Delaware (herein called the "Corporation", which term shall include any successor corporation to the extent provided in the Indenture hereinafter referred to), for value received, hereby promises to
pay to                     , or registered assigns, the principal sum of
       Dollars on March 15, 2001, in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, and to pay interest on said principal sum at the rate of 7% per annum (and at the same rate per annum on any overdue principal and, to the extent legally enforceable, overdue installment of interest) in like coin or currency from the fifteenth day of March or September, as the case may be, to which interest on the Series M Debentures has been paid preceding the date hereof (unless the date hereof is a March 15 or September 15 to which interest has been paid, in which case from the date hereof, or unless no interest has been paid on the Series M Debentures since the original issuance of this Debenture, in which case from March 15, 1994), semiannually on March 15 and September 15 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after March 1 or September 1, as the case may be, and before the following March 15 or September 15, this Debenture shall bear interest from such March 15 or September 15; provided, however, that if the Corporation shall default in the payment of interest due on such March 15 or September 15, then this Debenture shall bear interest from the next preceding March 15 or September 15 to which interest has been paid or, if no interest has been paid on the Series M Debentures since the original issuance of this Debenture, from March 15, 1994. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of business on March 1 or September 1, as the case may be, next preceding such March 15 or September 15. Payment of the principal of and interest on this Debenture will be made at the office or agency of the Corporation in the City of Chicago, Illinois, or in the Borough of Manhattan, The City of New York, New York; provided, however, that interest may be paid, at the option of the Corporation, by check mailed to the registered holder hereof at his address last appearing on the registry books for the Series M Debentures.

    Additional provisions of this Debenture are contained on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

    This Debenture shall not be entitled to any of the benefits of the Indenture or any indenture supplemental thereto, or be valid or obligatory for any purpose, unless the form of certificate of authentication hereon shall have been executed by or on behalf of the Trustee (referred to on the reverse hereof) or a successor trustee thereto under the Indenture.

    IN WITNESS WHEREOF, Rollins Truck Leasing Corp. has caused this instrument to be signed in its name by its President or a Vice President and by its Secretary or an Assistant Secretary, or by facsimiles of any of their signatures, and its corporate seal, or a facsimile thereof, to be hereto affixed.

DATED:
                                        Rollins Truck Leasing Corp.


                                        BY:
                                        (Title)

(SEAL)
ATTESTED:



(Title)

              (FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE)


                   TRUSTEE'S AUTHENTICATION CERTIFICATE

    THIS IS ONE OF THE DEBENTURES, OF THE SERIES DESIGNATED THEREIN, DESCRIBED IN THE WITHIN-MENTIONED INDENTURE.


                            CONTINENTAL BANK, NATIONAL ASSOCIATION,
                            AS TRUSTEE


                            BY:
                                AUTHORIZED OFFICER

                 (FORM OF REVERSE OF SERIES M DEBENTURES)

    This Debenture is one of the Debentures of the Corporation (herein called the "Debentures"), all duly authorized or from time to time to be duly authorized and not limited in aggregate principal amount, all issued and to be issued in one or more series from time to time under and equally secured by a Collateral Trust Indenture dated as of March 21, 1983, between the Corporation and Continental Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture as hereinafter defined), as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986, and by an Eighth Supplemental Indenture, dated as of May 15, 1990, and as last supplemented by the Twelfth Supplemental Indenture, dated as of March 15, 1994 (said Indenture, as so supplemented and amended, being herein called the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property thereby pledged, the nature and extent of the security, the rights of the holders of the Debentures in respect of the security, the rights, duties and immunities of the Trustee and the rights and obligations of the Corporation in respect of the Debentures, and the terms and conditions upon which the Debentures are, and are to be, secured. The Debentures may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the "7% Collateral Trust Debentures, Series M, due March 15, 2001" of the Corporation (herein called the "Series M Debentures"), duly authorized and lawfully issued in an aggregate principal amount not exceeding $60,000,000 under and secured by the Indenture.

    The provisions of the Indenture may be waived, or modified or amended by supplemental indenture, to the extent and in the manner provided in the Indenture, but in certain instances only with the consent of the holders of a majority in aggregate principal amount of all Debentures at the time outstanding, and of 66 2/3% in aggregate principal amount of each series of the Debentures at the time outstanding which is affected by such waiver or supplemental indenture; provided, however, that, without the written consent of the holder of this Debenture, no such modification or amendment shall be made so as to (i) extend the fixed maturity of this Debenture or the time of payment of interest hereon, or reduce or otherwise modify the terms of payment of the principal of, or the rate of interest on, this Debenture, or adversely affect the right of the holder hereof to institute suit for the enforcement of any such payment, (ii) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to, or terminate the lien of the Indenture on, any of the property covered thereby, or deprive the holder hereof of the security afforded by the lien of the Indenture or (iii) reduce the percentage of the aggregate principal amount of Debentures, or of Series M Debentures, required to authorize any such modification or amendment or any waiver of any provision of, or default under, the Indenture.

    In case an Event of Default (as defined in the Indenture) shall occur, the principal of all the Debentures at any such time outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such Event of Default and its consequences may be waived and such declaration may be rescinded by the holders of outstanding Debentures in the manner provided in the Indenture.

    Any request, demand, authorization, direction, declaration, notice, consent, waiver or other action by the holder of this Debenture shall bind the holder of every Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, in respect of anything done or suffered to be done by or on behalf of the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon this Debenture.

    The Series M Debentures may not be redeemed prior to maturity.

    The transfer of this Debenture may be registered by the registered holder hereof or by his duly authorized attorney at the office or agency of the Corporation in the City of Chicago, Illinois, or in the Borough of Manhattan, the City of New York, New York, upon surrender of this Debenture for cancellation, accompanied by a written instrument of transfer in a form approved by the Corporation, duly executed by the registered holder of this Debenture or by his duly authorized attorney, and thereupon one or more new Debentures of the same series and aggregate principal amount will be issued in the name of the transferee or transferees in exchange herefor without service charge, except that the Corporation may require payment of a sum sufficient to pay any stamp taxes or other governmental charges that may be required with respect thereto, as provided in the Indenture.

    The person in whose name this Debenture shall be registered shall be deemed the absolute owner hereof for all purposes, and payment of or on account of the principal of and interest on, this Debenture shall be made only to or upon the written order of such registered owner or his duly authorized attorney. All such payments shall satisfy and discharge the liability upon this Debenture to the extent of the amounts so paid.

    No recourse shall be had for the payment of the principal of, or interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

              (END OF FORM OF REVERSE OF SERIES M DEBENTURES)

    WHEREAS, the Debentures of any other series are to be substantially in the forms herein provided for Series M Debentures, with such omissions, insertions and variations as may be authorized and permitted by this Indenture; and

    WHEREAS, all acts and things prescribed by law, by the Articles of Incorporation and the By-laws of the Corporation, and all other acts and things necessary to make the Series M Debentures, when executed by the Corporation, and authenticated and delivered by the Trustee as in this Twelfth Supplemental Indenture provided, the valid, binding and legal obligations of the Corporation, and to make this Twelfth Supplemental Indenture a valid, binding and legal instrument for the security of the Series M Debentures, in accordance with its terms, have been done and performed;

    NOW, THEREFORE, THIS TWELFTH SUPPLEMENTAL INDENTURE WITNESSETH:

    THAT the Corporation, in consideration of these premises, of the acceptance by the Trustee of the trusts created hereby, of the mutual covenants herein contained, of the purchase and acceptance of the Debentures by the holders thereof, of the sum of $10 duly paid by the Trustee to the Corporation at or before the ensealing and delivery of this Twelfth Supplemental Indenture and for other valuable consideration, the receipt whereof is hereby acknowledged, and in order to secure the payment of the principal of, and premium, if any, and interest on, all Debentures at any time issued and Outstanding under the Indenture, according to their tenor and effect, and the performance and observance by the Corporation of all the covenants and conditions herein and therein contained on its part to be performed and observed, and to declare the terms and conditions upon and subject to which the Debentures are, and are to be, issued and secured, has executed and delivered this Indenture and has granted, bargained, sold, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over, confirmed and warranted, and by these presents does grant, bargain, sell, remise, release, convey, assign, transfer, mortgage, pledge, set over, confirm and warrant, to the Trustee, and to its successors in the trusts and its and their assigns forever, with power of sale, all and singular the following:

                             GRANTING CLAUSE I

                                Securities

    Note of Rollins Leasing Corp., a Delaware corporation dated March 15, 1994 in the aggregate principal amount of $60,000,000.

                            GRANTING CLAUSE II

                        Agreements and Assignments

    The following agreements and assignments:

    A. A Loan Agreement dated as of March 15, 1994, between the Corporation and Rollins Leasing Corp., which Loan Agreement shall be in the form attached hereto as Exhibit A, with such insertions, omissions, substitutions and variations as the Board of Directors and the Trustee may deem appropriate and as shall not be inconsistent with the provisions of the Twelfth Supplemental Indenture or the Original Indenture.

    B. Assignment dated as of March 15, 1994, of the Loan Agreement described in Subparagraph A of this Granting Clause II, which Assignment shall be in the form attached hereto as Exhibit B, with such insertions, omissions, substitutions and variations as the Board of Directors and the Trustee may deem appropriate and as shall not be inconsistent with the provisions of the Twelfth Supplemental Indenture or the Original Indenture.

                            GRANTING CLAUSE III

                       Other Securities and Property

    All other securities and other property, including cash, and any and all security therefor of whatsoever nature, that may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien hereof by the Corporation or by anyone on its behalf; and the Trustee is hereby authorized to receive the same as additional security hereunder. Such subjection to the lien hereof of such securities or other property, including cash, as additional security hereunder may be made subject to any reservations, limitations or conditions which shall not be prohibited by this Indenture and which shall be set forth in a written instrument executed by the Corporation or the person so acting on its behalf, respecting the use and disposition of such property or the proceeds thereof.

    TO HAVE AND TO HOLD the Pledged Property unto the Trustee and its successors and assigns forever;

    BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the holders from time to time of all the Debentures issued hereunder and Outstanding, without any priority of any of said Debentures over any of the others.

    IT IS HEREBY COVENANTED, DECLARED AND AGREED that all the Debentures are to be issued, authenticated and delivered, and that all property, including cash, subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Corporation, for itself and its successors and assigns, hereby covenants and agrees to and with the Trustee and its successors in said trust for the equal and proportionate benefit and security of those who shall hold the Debentures, as hereinafter set forth.

    SECTION 1. Series M Debentures: Terms and Provisions. Series M Debentures shall be designated as "7% Collateral Trust Debentures, Series M, due March 15, 2001" of the Corporation, and shall have the following terms and provisions:

        (a) Series M Debentures shall be substantially in the form set forth in the recitals hereto.

        (b) The aggregate principal amount of Series M Debentures which may be issued shall be limited to $60,000,000, except Series M Debentures issued in exchange for, in lieu of, in substitution for, or upon the registration of transfer of, other Series M Debentures pursuant to the provisions of Article II and Section 18.04 of the Original Indenture.

        (c) Series M Debentures shall be dated as provided in Section 2.06(b) of the Original Indenture.

        (d) Series M Debentures shall mature March 15, 2001 and shall bear interest (calculated on the basis of a 360 day year of twelve 30 day months) as provided in Section 2.06(b) of the Original Indenture, payable semiannually on March 15 and September 15 in each year, commencing September 15, 1994, at the rate of 7% per annum until the principal thereof shall become due and payable (whether at the stated maturity, by declaration or otherwise), and at the same rate per annum on any overdue principal, and (to the extent legally enforceable) any overdue installment of interest. Payment of principal and interest shall be made at the Corporate Trust Office or at the other office or agency maintained by the Corporation as provided in Section 7.02(a) of the Original Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, that interest may be paid, at the option of the Corporation, by check mailed to the Person entitled thereto at his address last appearing on the registry books required to be kept pursuant to Section 2.05 of the Original Indenture.

        (e) Series M Debentures shall be issued in denominations of $1,000 and integral multiples thereof and may be fully printed or printed on steel engraved borders or fully or partly engraved.

        (f) Series M Debentures may not be redeemed prior to maturity.

    SECTION 2. Authentication and Delivery of Series M Debentures. On or after the date of execution and delivery of the Twelfth Supplemental Indenture and upon compliance with the provisions of Article IV of the Original Indenture, Series M Debentures (up to but not exceeding the aggregate principal amount provided in Section 1 of the Twelfth Supplemental Indenture) shall be executed by the Corporation and delivered to the Trustee, and the Trustee shall, upon request, authenticate and deliver such Series M Debentures upon the written order of the Corporation signed by its President or one of its Vice Presidents and its Treasurer or Controller, an Assistant Treasurer or an Assistant Secretary.

    SECTION 3. Maintenance of Office or Agency; Authenticating Agent for Series M Debentures. The provisions of Section 7.02 of the Original Indenture shall apply in all respects to the Series M Debentures to the same extent as if the words "Series M Debentures" were substituted for the words "Series A Debentures" in each place in which the latter quotation was employed in the aforesaid Section.

    SECTION 4. Original Indenture Ratified. The Original Indenture as amended by the Third Supplemental Indenture dated February 20, 1986 and by the Eighth Supplemental Indenture dated May 15, 1990, and as supplemented by this Twelfth Supplemental Indenture is in all respects ratified and confirmed and the Twelfth Supplemental Indenture and all its provisions shall be deemed a part thereof in the manner and to the extent herein provided, and the Original Indenture, as modified in the manner and to the extent herein provided, shall be deemed a part hereof as though fully set forth herein.

    SECTION 5. Trustee Not Responsible. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of the Twelfth Supplemental Indenture or the due execution hereof by the Corporation or for or in respect of the recitals and statements contained herein, all of which are made solely by the Corporation. The Trustee accepts the trusts created by the Twelfth Supplemental Indenture upon the terms and conditions hereof and of the Original Indenture.

    SECTION 6. Defined Terms. All terms used in the Twelfth Supplemental Indenture which are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture.

    SECTION 7. Counterparts. The Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; and all such counterparts shall together constitute but one and the same instrument.

    SECTION 8. Applicable Law. The Twelfth Supplemental Indenture shall be construed in accordance with and governed by the laws of the State of Delaware.

    IN WITNESS WHEREOF, Rollins Truck Leasing Corp. has caused the Twelfth Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Twelfth Supplemental Indenture to be attested by its Secretary or Assistant Secretary, and Continental Bank, National Association, in evidence of its acceptance of the trusts hereby created, has caused this Twelfth Supplemental Indenture to be executed on its behalf and its corporate seal to be affixed by one of its Vice Presidents and said seal and this Indenture to be attested by its Secretary or one of its Trust Officers, as of March 15, 1994.

                                    Rollins Truck Leasing Corp.


(CORPORATE SEAL)                    BY:


Vice President-Finance and Treasurer

Attest:


                        Secretary
                                    CONTINENTAL BANK, NATIONAL ASSOCIATION
                                    as Trustee


(CORPORATE SEAL)                    BY:


Attest:

                                                        EXHIBIT A








                        ROLLINS TRUCK LEASING CORP.

                                    AND

                           ROLLINS LEASING CORP.





                              LOAN AGREEMENT


                        Dated as of March 15, 1994

    LOAN AGREEMENT (herein called the "Agreement") dated as of March 15, 1994 between Rollins Truck Leasing Corp., a corporation organized under the laws of the State of Delaware (herein called the "Corporation"), and Rollins Leasing Corp., a corporation organized under the laws of the State of Delaware (herein called the "Borrower").

    WHEREAS, the Borrower desires to borrow from the Corporation, and the Corporation is willing to lend to the Borrower, a sum not exceeding $60,000,000, all upon the terms, provisions and conditions herein set forth;

    NOW, THEREFORE, in consideration of the premises and the mutual undertakings and obligations herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Corporation do hereby agree as follows:

    SECTION 1.   Certain Definitions.    The Corporation proposes to issue
its 7% Collateral Trust Debentures, Series M, due March 15, 2001 (herein called the "Series M Debentures"), in an aggregate principal amount not exceeding $60,000,000, pursuant to a Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986, and an Eighth Supplemental Indenture dated as of May 15, 1990, between the Corporation and Continental Bank, National Association, as Trustee (the "Original Indenture"; the Original Indenture, as supplemented by the Twelfth Supplemental Indenture dated as of March 15, 1994, being herein called the "Indenture"). A copy of the Indenture has been delivered to the Borrower, receipt of which is hereby acknowledged.

    The term "Note" shall mean the 7% Demand Promissory Note issued by the Borrower pursuant to this Agreement, substantially in the form attached hereto as Annex 1.

    In addition to the foregoing, the following terms shall in each case have the same meaning in this Agreement as they have in the Indenture as amended:
 "Debentures", "Equipment Indebtedness", "Note", "Outstanding",
"Participating Subsidiary", "Permitted Indebtedness", "Person", "Pledged Property", "Series M Debentures", "Trustee" and "Vehicle".

    SECTION 2. Sale of Note. Subject to the terms of this Agreement, the Borrower will sell to the Corporation and the Corporation will purchase from the Borrower the Note in the principal amount of $60,000,000 at a price of 100% of such principal amount.

    The sale of the Note will take place promptly after the execution and delivery of this Agreement and upon the delivery,

        (a) by the Borrower to the Corporation of the Note, duly executed and dated March 15, 1994, together with all such assignments, documents and other instruments as may be required by the Corporation to enable it to effect the issuance of Series M Debentures referred to in Section 1, and

        (b) by the Corporation to the Borrower of a certified or official bank check or checks in clearing house funds (or in such other form as shall be acceptable to the Borrower) in an amount equal to $60,000,000; provided, however, that the obligation of the Corporation to purchase the Note shall be subject to the condition that, concurrently with the closing in respect of such purchase, the Corporation shall have issued and sold, and shall have received payment for, Series M Debentures in an aggregate principal amount equal to the sum of the principal amount of the Note.

    SECTION 3. Pledge and Assignment of Note and Agreement. In consideration of the purchase of the Note by the Corporation and the benefits to be derived by the Borrower as a result of the sale of the Note, the Borrower hereby agrees and consents to the pledge and assignment by the Corporation of the Note and this Agreement to the Trustee under and pursuant to the Indenture as security for the Debentures Outstanding and to be Outstanding thereunder.

    SECTION 4. Particular Covenants of the Borrower. So long as the Note shall be outstanding, the Borrower covenants, warrants and agrees as follows:

        (a) Payment of Principal and Interest. The Borrower will duly and punctually pay, or cause to be paid, the principal of and interest on, the Note according to its terms and the terms of this Agreement.

        (b) Maintenance of Corporate Existence. Subject to the provisions of subsection (e) of this Section 4, the Borrower will maintain and preserve its corporate existence and right to carry on business.

        (c) Borrower a Participating Subsidiary; Validity of Note. The Borrower warrants that at the date of this Agreement it is a Participating Subsidiary as defined in Section 4 of the Eighth Supplemental Indenture dated as of May 15, 1990, and that the Note, when delivered to the Corporation will be, and when pledged and assigned to the Trustee as security under the Indenture, will continue to be, a legal and valid outstanding obligation of the Borrower.

        (d) Further Assurance. The Borrower will execute and deliver, or cause to be executed and delivered, all such additional instruments and do, or cause to be done, all such additional acts as (i) may be necessary or proper to carry out the purposes of this Agreement and to subject the Note to the lien of the Indenture, (ii) may be necessary or proper to effect the transfer, pledge and assignment of the Note and this Agreement to the Trustee or to any successor trustee and to confirm the lien of the Indenture on the Note, (iii) may be necessary or proper in connection with the granting of the security interest under subsection (f) of this
    Section 4 or (iv) the Trustee or the Corporation may reasonably request for any of the foregoing purposes.

        (e) Restrictions on Borrower's Disposition of Property, Consolidation, Merger, etc. The Borrower will not sell, transfer or otherwise dispose of the beneficial interest in all or substantially all its property or assets, or be a party to any consolidation, merger or amalgamation; provided, however, that the Borrower may take any such action or be such a party if:

            (i) the surviving corporation (if other than the Borrower), or the person to whom all, or substantially all, the property and assets of the Borrower shall have been transferred, sold or otherwise disposed of, shall execute and deliver to the Corporation and to the Trustee an agreement of assumption in which such surviving corporation or person shall expressly assume the due and punctual payment of the principal of and interest on, the Note, according to its tenor and effect, and the due and punctual performance and observance of all the covenants and conditions of the Note and this Agreement which are to be performed or observed by the Borrower, with the same effect as if such surviving corporation or person had been named herein as a party hereto in lieu of the Borrower; and

            (ii) immediately after such transfer, sale or other disposition, or consolidation, merger or amalgamation, no default shall have occurred and be continuing under this Agreement; and

            (iii) all the voting stock of the surviving corporation shall be owned directly or indirectly by the Corporation.

        (f) Creation of Security Interest. The Borrower will not create or permit to exist any claim, lien, security interest or other encumbrance on any of its Vehicles, or on its interest as lessor in any lease agreement relating to its Vehicles, except:

            (i) lessees' interests in Vehicles under any such lease agreement; and

            (ii) liens, security interests or other encumbrances for taxes which are not delinquent or which are being contested in good faith or of mechanics or materialmen arising in the ordinary course of business in respect of obligations which are not overdue or which are being contested in good faith; unless (x) such claim, lien, security interest or other encumbrance is for the benefit of a holder or holders of Equipment Indebtedness and (y) prior to or simultaneously with the inception of any such claim, lien, security interest or other encumbrance, the Borrower shall have executed and delivered to a Security Trustee (as hereinafter defined), a security agreement or security agreements and such other documents as the Security Trustee may reasonably request, each in form and substance satisfactory to the Trustee, granting to the Security Trustee the right to perfect a security interest in such Vehicles of the Borrower, such security interest, when perfected, to be for the equal and ratable benefit of the Trustee, as holder of the Notes, and such other holder or holders of Equipment Indebtedness. Such security agreement or security agreements may provide, at the option of the Borrower; that the security interest granted to the Security Trustee shall terminate upon the termination of all other claims, liens, security interests and other encumbrances for the benefit of such other holder or holders of Equipment Indebtedness. The Security Trustee shall be such Person as may be selected by the Borrower or any such holder of Equipment Indebtedness and who shall be entitled to act without qualification or who shall qualify to act as such under the Trust Indenture Act of 1939.

    SECTION 5. Payments of Principal and Interest. So long as the Note shall be pledged with the Trustee under the Indenture, any payment of principal or interest on the Note, or any payments to be made pursuant to
Section 6(a), shall be paid to the Trustee in Chicago Clearing House funds at least one business day prior to the dates on which the Corporation would be required to make related payments under the Indenture with respect to the relevant Debentures. The Trustee shall apply such payments in accordance with the provisions of the Indenture.

    SECTION 6.  Prepayment of Note.

        (a) Prepayments Pursuant to Section 7.14 of the Original Indenture. So long as the Note shall be pledged with the Trustee under the Indenture, the Borrower shall pay, or cause to be paid, to the Trustee, as prepayments on the Note, amounts which may be required to be paid by the Borrower pursuant to Section 7.14 of the Original Indenture. Any such amounts shall be paid as provided in Section 5 of this Agreement and shall be applied as payment or prepayment on the Note in accordance with subsection (c) of this Section 6.

        (b) Notice of Certain Prepayments. If the Corporation is required to make payments pursuant to Section 7.14 of the Original Indenture, the Corporation shall give notice thereof to the Borrower, which notice shall state the circumstances under which such payments are to be made. Such notice shall be given not later than the first date on which the Corporation is required to give notice to the Trustee or to take any other action with respect to such payments. Failure to give any such notice to the Borrower or any defect therein shall not, however, affect the obligation of the Borrower to make the payments required under subsection (a) of this Section 6.

        (c) Prepayments on Principal Amount of Note. All payments made by the Borrower, or for the account of the Borrower, pursuant to this
    Section 6 shall be applied or credited as prepayments on the principal amount of the Note on the date such payments are received by the Trustee; provided, however, that to the extent a portion of such payments or moneys shall be applied or applicable by the Trustee, directly or indirectly, towards the payment of any interest or premium in respect of Debentures, such portion shall not be applied or credited as prepayments on the principal amount of the Note. It is the intention of this Section 6 that the principal amount of the Note shall be appropriately adjusted at appropriate times in order that the obligations to pay principal, premium, if any, and interest contained in all the Notes of all Participating Subsidiaries shall be sufficient, after giving effect to any moneys then held by the trustee under Section 9.01 of the Original Indenture, in the aggregate, to pay all principal, premium, if any, and interest on all Debentures then Outstanding as the same become due and payable.

        (d) Corporation To Make Certain Payments. When and if the Borrower shall make any prepayments provided for in this Section 6, the Corporation shall promptly make such payments and take such other action with respect to the Debentures as shall be required to be made or taken by the Corporation in accordance with and pursuant to this Agreement and the Indenture.

    SECTION 7. Presentment of Note Not Required. So long as the Note shall be pledged with Trustee under the Indenture, payments of principal thereof and interest thereon, shall be made without need for any presentment of the Note, but payments of principal shall be noted thereon by the Trustee.

    SECTION 8. Amendments, Consents and Waivers. So long as the Note shall be pledged with Trustee under the Indenture (a) this Agreement may be modified, altered, supplemented or amended upon the execution and delivery of a written amendment by the parties hereto pursuant to Article XVIII of the Original Indenture, (b) any covenant or other condition of this Agreement may be waived as and to the extent permitted in Section 11.02 of the Original Indenture and (c) any default under this Agreement and its consequences may be waived as and to the extent permitted in said Section 11.02 of the Original Indenture.

    SECTION 9. Loss, Theft, etc. of Note. Upon receipt of evidence of the loss, theft, destruction or mutilation of the Note and upon delivery of indemnity reasonably satisfactory to the Borrower (it being understood that the written agreement of the Trustee to indemnify the Borrower shall constitute such indemnity) and, in the case of any such mutilation, upon surrender and cancellation of the mutilated Note, and, in any case, upon reimbursement to the Borrower of any reasonable expense incidental thereto, the Borrower shall make and deliver a new Note of like tenor, in lieu of such lost, stolen or destroyed Note or in exchange for such mutilated Note.

    SECTION 10. Remedies. The holder of the Note, being a party to, or an assignee of, this Agreement, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, whether for the specific performance of any covenant or agreement contained herein or in the Note or in aid of the exercise of any power granted herein or in the Note, or may proceed to enforce the payment of the Note after demand, or to enforce any other legal or equitable right as the holder of the Note, or may proceed to take any action authorized or permitted under the terms of the Indenture with respect to the Note or under any applicable law.

    SECTION 11. Remedies Cumulative; Delay or Omission Not a Waiver. Every remedy given hereunder to the holder of the Note shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. No course of dealing between the Borrower and the Corporation or the Borrower and the holder of the Note or any delay or omission on the part of the Corporation or such holder to exercise any right, remedy or power accruing upon any default hereunder shall impair any such right, remedy or power or shall be construed to be a waiver of any such default or of any right of the Corporation or such holder or acquiescence therein. Every right, remedy and power given hereunder to the Corporation or to the holder of the Note may be exercised from time to time and as often as may be deemed expedient by the Corporation or such holder.

    SECTION 12. Successors and Assigns. All the covenants, warranties and agreements contained in this Agreement by or on behalf of the Corporation, the Borrower or the holder of the Note shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

    SECTION 13. Notices. All notices, presentments and demands to or upon the Borrower in respect of the Note or this Agreement may be delivered or mailed to the Borrower at One Rollins Plaza, PO Box 1791, Wilmington, Delaware 19899, or at such other address as the Borrower may specify from time to time in writing to the Corporation and the Trustee.

    All notices to or demands upon the Corporation in respect of the Note or this Agreement shall be delivered or mailed to the Corporation at One Rollins Plaza, PO Box 1791, Wilmington, Delaware 19899, or at such other address as the Corporation may specify from time to time in writing to the Borrower and the Trustee.

    SECTION 14. Payment or Notice on Saturday, Sunday, Legal Holiday. If the date of any payment or the giving of any notice under the Note or this agreement shall be (a) a Saturday, a Sunday or a legal holiday at the place where payment is to be made or notice is to be given or (b) a day on which banking institutions at the place where payment is to be made or notice is to be given are authorized by law to remain closed, then such payment or notice shall be made not later than the next preceding business day which shall not be a day specified in (a) or (b) above.

    SECTION 15. Separability of Provisions. In case any one or more of the provisions contained in this Agreement or in the Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

    SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all such counterparts shall together constitute but one and the same instrument.

    SECTION 17. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Agreement to be attested by its Secretary or one of its Assistant Secretaries, all as of the day and year first above written.

                                        Rollins Truck Leasing Corp.


                                        BY:
                                            Patrick J. Bagley
                                            Vice President-Finance and
                                            Treasurer

(CORPORATE SEAL)

Attest:


Secretary

                                        Rollins Leasing Corp.


                                        BY:
                                            President
(CORPORATE SEAL)

Attest:


Secretary

                                                        EXHIBIT B








                       ROLLINS TRUCK LEASING CORP.,


                  CONTINENTAL BANK, NATIONAL ASSOCIATION


                                as Trustee


                                    AND



                           ROLLINS LEASING CORP.




                       ASSIGNMENT OF LOAN AGREEMENT


                        Dated as of March 15, 1994

                       ASSIGNMENT OF LOAN AGREEMENT

    ASSIGNMENT OF LOAN AGREEMENT dated as of March 15, 1994, among Rollins Truck Leasing Corp., a corporation organized under the laws of the State of Delaware (herein called the "Corporation"), Continental Bank, National Association, a national banking association, as Trustee under the Indenture hereinafter referred to (herein called the "Trustee"), and Rollins Leasing Corp., a corporation organized under the laws of the State of Delaware (herein called the "Borrower").

    WHEREAS, the Trustee is Trustee under a Collateral Trust Indenture dated as of March 21, 1983, (the "Original Indenture"; the Original Indenture, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986, and by an Eighth Supplemental Indenture dated as of May 15, 1990 and as supplemented by the Twelfth Supplemental Indenture dated as of March 15, 1994, being herein called the "Indenture"), between the Corporation and the Trustee under and pursuant to which there are being and have been issued certain Collateral Trust Debentures of the Corporation (herein called the "Debentures"); and

    WHEREAS, pursuant to a Loan Agreement (herein called the "Loan Agreement") dated as of March 15, 1994, between the Corporation and the Borrower, the Borrower has borrowed from the Corporation, and the Corporation has loaned to the Borrower, $60,000,000, which is evidenced by a 7% Demand Promissory Note from the Borrower to the Corporation in the principal amount of $60,000,000 (herein called the "Note"); and

    WHEREAS, in order to secure the payment of the principal of, and premium, if any, and interest on, all Debentures at any time issued and outstanding under the Indenture, as and to the extent provided in the Indenture, and the performance and observance by the Corporation of all the covenants and conditions in the Indenture and the Debentures contained on its part to be observed and performed, the Corporation has endorsed, assigned and delivered to the Trustee the Note and is required to assign to the Trustee the Loan Agreement;

    NOW, THEREFORE, THIS ASSIGNMENT WITNESSETH:

        1. The Corporation hereby assigns to the Trustee all the right, title and interest of the Corporation in, to and under the Loan Agreement in order to secure the payment of the principal of, and premium, if any, and interest on, all Debentures at any time issued and outstanding under the Indenture, as and to the extent provided in the Indenture, and the performance and observance by the Corporation of all the covenants and conditions in the Indenture and the Debentures contained on its part to be observed and performed.

        2. The Trustee will hold the Loan Agreement and the Note and the right, title and interest of the Corporation therein in accordance with, and subject to, the terms of the Indenture.

        3. The Borrower acknowledges notice of, and consents to, the assignment of the Loan Agreement and the Note and of the right, title and interest of the Corporation therein, all as provided in, and subject to the terms of, the Indenture and this Assignment.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Assignment to be executed on its behalf by its President or one of its Vice Presidents or Second Vice Presidents and its corporate seal to be hereto affixed and said seal and this Assignment to be attested by its Secretary or one of its Assistant Secretaries or Trust Officers, all as of the day and year first above written.


                                    Rollins Truck Leasing Corp.


                                    BY:
                                        Patrick J. Bagley
                                        Vice President-Finance
                                        and Treasurer

(CORPORATE SEAL)

Attest:
        Secretary


                                    CONTINENTAL BANK, NATIONAL ASSOCIATION
                                    as Trustee,


                                    BY:
                                        (Title)

(CORPORATE SEAL)

Attest:
        (Title)

                                    Rollins Leasing Corp.


                                    BY:
                                        President

(CORPORATE SEAL)

Attest:
        Secretary

                     Rollins Truck Leasing Corp.

                       Underwriting Agreement
                                                      March 14, 1994

Underwriter Listed on Schedule II




Dear Sirs:

    Rollins Truck Leasing Corp., a Delaware corporation (the "Company"), proposes to issue and sell to you (sometimes referred to herein as the "Underwriter"), the principal amount of its securities identified in Schedule I hereto to be issued under a Collateral Trust Indenture, dated as of March 21, 1983 as amended by the Third Supplemental Indenture thereto, dated as of February 20, 1986 and the Eighth Supplemental Indenture thereto dated as of May 15, 1990, and as supplemented by the Twelfth Supplemental Indenture thereto, to be dated as of March 15, 1994 (the "Indenture"), between the Company and Continental Bank National Association (formerly Continental Illinois National Bank and Trust Company of Chicago) as trustee (the "Trustee"). All or part, as the context may require, of such securities are hereinafter called the "Securities".

    1. Sale and Purchase of the Securities. The Company agrees to sell to you, and you, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agree to purchase from the Company, at the purchase price set forth in Schedule I hereto, the principal amount of Securities also set forth in Schedule I hereto.

    2. Payment and Delivery. Delivery by the Company of the Securities to you and payment by you therefor by bank wire transfer of immediately available funds to the Company shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between you and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date").

    The Securities shall be registered in such names and shall be in such denominations as you shall request at least three full business days before the Closing Date and shall be made available to you for checking and packaging, at such place as is designated by you, at least one full business day before the Closing Date.

    3. Registration Statement and Prospectus. The Company represents and warrants to you that the Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Securities Act") and the rules and regulations adopted thereunder, and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Securities Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415
(a)(1)(x) under the Securities Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus". Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

    The Company hereby confirms that you and the dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to you and the dealers).

    4.  Representations.  The Company represents to you as follows:

        (a) The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim
    Prospectus.

        (b) The Basic Prospectus and any Interim Prospectus have complied in all material respects with the requirements of the Securities Act and of the rules and regulations adopted thereunder and, as of their respective dates, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

        (c) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424, when, before the Closing Date, any amendment to the Registration Statement becomes effective, when, before the Closing Date, any document incorporated by reference in the Registration Statement is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (1) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and the respective rules and regulations adopted thereunder and (2) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of any such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations as to (1) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 of the Trustee under the Trust Indenture Act, except statements or omissions in such Statement made in reliance upon information furnished in writing to the Trustee by or on behalf of the Company for use therein or (2) statements or omissions in the Registration Statement or the Final Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to the Company by you expressly for use therein.

        (d) The certificate delivered pursuant to paragraph (e) of
    Section 5 hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

    5. Conditions of the Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the following conditions:

        (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 5:00 p.m. New York City time on the business day after the date hereof.

        (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission.

        (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, (1) there shall not have been any material change in the capital stock or long-term debt of the Company and its subsidiaries, (2) there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Final Prospectus and (3) the Company and its subsidiaries shall not have sustained any material loss or interference with their business taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that is not set forth in the Final Prospectus if, in the judgment of the Underwriter, any such development referred to in clause (1), (2) or (3) above makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

        (d) The representations of the Company contained herein shall be true and correct as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed before the Closing Date, as of the date of the filing of any document incorporated by reference therein before the Closing Date and on and as of the Closing Date, and the Company shall have performed all covenants and agreements herein contained to be performed on its part at or before the Closing Date.

        (e) You shall have received on the Closing Date a certificate, dated the Closing Date, of the Chairman of the Board or the President and the principal financial or accounting officer of the Company, which shall certify that (1) no order suspending the effectiveness of the Registration Statement or prohibiting the sale of the Securities has been issued and no proceedings for such purpose are pending before or, to the knowledge of such officers, threatened by the Commission and (2) the representations of the Company contained herein are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has performed all agreements herein contained to be performed on its part at or before the Closing Date.

        (f) You shall have received on the Closing Date a signed letter from the firm of accountants identified in Exhibit A hereto, dated the Closing Date, substantially in the form of such Exhibit.

        (g) You shall have received on the Closing Date from the counsel for the Company identified in Exhibit B hereto, an opinion, dated the Closing Date, substantially identical to the proposed form of opinion set forth in such Exhibit.

        (h) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation from those in effect at the date of this Agreement nor shall Moody's Investors Services Inc. or Standard and Poor's Corporation have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's debt securities.

        (i) You shall have received on the Closing Date from Cravath, Swaine & Moore, counsel for the Underwriter, an opinion, dated the Closing Date, with respect to the Company, the Indenture, the Securities, the Registration Statement, the Final Prospectus and this Agreement and the form and sufficiency of all proceedings taken in connection with the authorization, sale and delivery of the Securities. Such opinion and proceedings shall be reasonably satisfactory in all respects to you, and the Company shall have furnished to counsel for the Underwriters such documents as they may reasonably request for the purpose of enabling them to render such opinion.

    6. Additional Agreements. The Company agrees with you as follows:

        (a) Before the termination of the offering of the Securities, not to file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has first submitted a copy thereof to you within a reasonable period of time before filing and not to file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company promptly will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424.

        (b) As soon as the Company is advised thereof, to advise you
    (1) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (2) when any amendment to the Registration Statement relating to the Securities shall have become effective, (3) of the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or the qualification of the Indenture, (4) of the receipt by the Company or any representative of or attorney for the Company of any other communication from the Commission relating to the Company, the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus and (5) of the receipt by the Company or any representative of or attorney for the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement or the qualification of the Indenture and, if any such order is issued, to obtain as soon as possible the lifting thereof.

        (c) To deliver to you, without charge, (1) signed copies of the Registration Statement and each amendment thereto which shall become effective on or before the Closing Date (including all exhibits filed with, or incorporated by reference in, any such document) and (2) as many conformed copies of the Indenture and the Registration Statement and of each amendment thereto which shall become effective on or before the Closing Date (excluding exhibits) as you may reasonably request.

        (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge, to you and to such dealers, at such office or offices as you may designate, as many copies of any Interim Prospectus and the Final Prospectus as you may reasonably request.

        (e) During the period in which copies of the Final Prospectus are to be delivered as provided in paragraph (d) of this Section 6, if any event occurs as a result of which it shall be necessary to amend or supplement the Final Prospectus in order to ensure that no part of the Final Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances existing when the Final Prospectus is to be delivered to a purchaser, not misleading, forthwith to prepare, submit to you pursuant to paragraph (a) of this Section 6, file with the Commission and deliver, without charge, to you and to dealers (whose names and addresses you will furnish to the Company) to whom Securities may have been sold by you, and to other dealers upon request, either amendments or supplements to the Final Prospectus so that the statements in the Final Prospectus, as so amended or supplemented, will comply with the standard set forth in this paragraph (e). Delivery by you of any such amendments or supplements to the Final Prospectus shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

        (f) To make generally available to the Company's security holders, as soon as practicable but in no event later than 60 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, an earnings statement (which need not be audited) of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Securities Act.

        (g) To take such action as you may request in order to qualify the Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided, however, that in no event shall the Company be obligated to subject itself to taxation or to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

        (h) For so long as any of the Securities remain outstanding, to supply to you copies of such financial statements and other periodic and special reports as the Company may from time to time distribute to the holders of any class of its capital stock and to furnish to you copies of each annual or other report the Company shall be required to file with the Commission.

        (i) To pay, or reimburse if paid by you, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including those relating to (1) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Basic Prospectus, any Interim Prospectus and the Final Prospectus, all amendments and supplements to the Registration Statement, any Interim Prospectus and the Final Prospectus and the printing of the Indenture and this Agreement, (2) the issuance of the Securities and the preparation and delivery of certificates for the Securities, (3) the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of the various jurisdictions referred to in paragraph (g) of this Section 6 and the determination of the legality of the Securities for investment, including the fees and disbursements of your counsel in connection therewith and the preparation and printing of "blue sky" memoranda and legal investment memoranda,
    (4) the furnishing to you of copies of any Interim Prospectus and the Final Prospectus and all amendments or supplements to any Interim Prospectus and the Final Prospectus, and of the several documents required by this Section 6 to be so furnished, including costs of shipping and mailing, (5) any fees required by the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, (6) the furnishing to you of copies of all reports and information required by paragraph (h) of this Section 6, including costs of shipping and mailing, (7) the fees charged by rating agencies in connection with the rating of the Securities, (8) the fees and expenses of the Trustee, (9) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company and (10) the fee, if any, for listing the Securities on any national securities exchange.

        (j) For a period ending on the later of the Closing Date or the date on which any price restrictions on the sale of the Securities are terminated, not to offer or sell, or announce the offering of, any debt securities, without your prior written consent.

    7.  Indemnification.

        (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or such amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such untrue statement or omission or alleged untrue statement or omission was made in (1) the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein or (2) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 of the Trustee under the Trust Indenture Act, except statements or omissions in such Statement made in reliance upon information furnished in writing to the Trustee by or on behalf of the Company for use therein; provided, however, that such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased Securities that are the subject thereof if such person did not receive a copy of the Final Prospectus (not including the documents incorporated therein by reference) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Company with paragraph (d) of Section 6 hereof.

        (b) The Underwriter agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein; provided, however, that the obligation of the Underwriter to indemnify the Company hereunder shall be limited to the total price at which the Securities purchased by the Underwriter hereunder were offered to the public. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" or "Plan of Distribution" in any Interim Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the documents referred to in the foregoing indemnity and you confirm that such statements are correct.

        (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action, suit or proceeding against any such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party otherwise than under this
    Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, such indemnifying party or parties shall be entitled to participate in, and, to the extent that it or they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party or parties to such indemnified party of its or their election so to assume the defense thereof, the indemnifying party or parties shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ separate counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
    (1) the employment of counsel by such indemnified party has been authorized by the indemnifying party or parties, (2) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party or parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party or parties shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of separate counsel for the indemnified party shall be at the expense of the indemnifying party or parties. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent.

    8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of Section 7 hereof is applicable but for any reason is held to be unavailable from the Company, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriter, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and the Underwriter may be subject in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount (the difference between the aggregate of the price or prices at which the Securities are sold by the Underwriter and the purchase price of the Securities set forth in Schedule I hereto) bears to the sum of such discount and the purchase price of the Securities set forth in Schedule I thereto and the Company is responsible for the balance; provided, however, that (a) in no case shall the Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriter hereunder and (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (a) and (b) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 8. No party shall be liable for contribution with respect to any action or claim settled without its written consent.

    9. Termination. This Agreement may be terminated by you by so notifying the Company (in writing or by telephone or telegraph confirmed in writing) at any time,

        (a) prior to the earliest of (1) 11:00 a.m., New York City time, on the business day following the day when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (2) the time of release by the Underwriter for publication of the first newspaper advertisement that is subsequently published with respect to the Securities and (3) the time when the Securities are first generally offered by the Underwriter to dealers by letter or telegram;

        (b) at or prior to the Closing Date if, in your judgment proceeding with the public offering or payment for and delivery of the Securities is rendered impracticable or inadvisable because
    (1) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, or trading in securities generally shall have been suspended on such Exchange or a general banking moratorium shall have been established by Federal or New York State authorities, (2) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any material statement or information contained in the Registration Statement or the Final Prospectus or which is not reflected in the Registration Statement or the Final Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect or (3) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis that affects adversely the marketability of the Securities; or

        (c) at or prior to the Closing Date, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

    If this Agreement is terminated pursuant to any of the provisions hereof, the Company shall not be under any liability (except as otherwise provided herein) to you and you shall not be under any liability to the Company, except that (a) if this Agreement is terminated by you because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse you for all reasonable out-of-pocket expenses (including the fees and disbursements of your counsel) incurred by you and (b) if you have failed or refused to purchase the Securities agreed to be purchased by you hereunder, without some reason sufficient to justify your cancellation or termination of your obligations hereunder, you shall not be relieved of liability to the Company for damages occasioned by your default.

    10. Default of Underwriter. If you shall fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Closing Date the Securities agreed to be purchased by you, you may find one or more substitute underwriters to purchase such Securities or make such other arrangements as you may deem advisable within 24 hours after the Closing Date.

    The provisions of this Section 10 shall not in any way affect your liability arising out of a default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

    11. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in Sections 6(i), 7 and 8 hereof and the representations and agreements of the Company in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement except insofar as such termination renders the performance of such agreements, other than those in
Section 6(i), 7 and 8, inappropriate, (b) any investigation made by or on behalf of the Underwriter or controlling person or by or on behalf of the Company or any controlling person, director or officer and (c) delivery of and payment for the Securities under this Agreement.

    This Agreement has been and is made solely for the benefit of the Underwriter and the Company, and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Underwriter or the Company, directors and officers of the Company and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Securities from the Underwriter merely because of such purchase.

    All notices and communications hereunder shall be in writing and mailed or delivered, or by telephone or telegraph if subsequently confirmed in writing, to you at the address specified in Schedule I hereto, and to the Company at One Rollins Plaza, 2200 Concord Pike, Wilmington, Delaware 19803, attention John C. Peet, Jr., Esq., Vice President-General Counsel and Secretary.

    This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

    Please confirm that the foregoing correctly sets forth the agreement between us.

                            Very truly yours,
                            ROLLINS TRUCK LEASING CORP.




                            By:____________________________
                                            (Title)




Confirmed:
Merrill Lynch, Pierce, Fenner & Smith Incorporated


_______________________________________


By:___________________________________
    (Title)

                             SCHEDULE I


Underwriting Agreement dated March 14, 1994

Registration Statement No. 33-67682

Underwriter:

    Merrill Lynch & Co.
    World Financial Center
    North Tower
    New York, NY  10281
    Attn:  Mark Schulte


Title, Purchase Price and Description of Securities:

    Title:  7% Collateral Trust Debentures, Series M, due March 15,
2001

    Principal amount:  $60,000,000


    Purchase price: $59,346,600 plus accrued interest from March 15, 1994, if any


    Redemption provisions:  Not redeemable prior to maturity


     Other provisions:   Dated March 15, 1994; interest payable March
                         15 and September 15 in each year commencing
                         September 15, 1994; accrued interest from March 15, 1994


Closing Date, Time and Location:   10:00 a.m., March 21, 1994,
                                   Cravath, Swaine & Moore, 825
                                   Eighth Avenue, New York, New York
                                   10019


Delayed Delivery Arrangements:  None

     Fee:  N/A

     Minimum principal amount of each contract:  N/A

     Maximum aggregate principal amount of all contracts:  N/A

                             SCHEDULE II




                                                        Principal
                                                          Amount
                                                            of
                                                        Securities
                                                          to be
     Underwriter                                        Purchased



     Merrill Lynch & Co.                               $60,000,000

                                             Total     $60,000,000

                                                           EXHIBIT A


     At the Closing Date,* the Company's Independent Accountants shall furnish to the Underwriter a letter or letters (which may refer to letters previously delivered to the Underwriter), dated as of the Closing Date, in form and substance satisfactory to the Underwriter, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

          (a) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder with respect to financial statements and financial statement schedules included or incorporated in annual reports on Form 10-K under the Exchange Act;

          (b) on the basis of a reading of the "Five Year Selected Financial Data" included or incorporated in the Registration Statement and the Final Prospectus and the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and Rollins Leasing Corp.; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, nothing came to their attention which caused them to believe that:

               (1) the amounts in the unaudited "Summary Financial Data", if any, included or incorporated in the Final Prospectus, the amounts in the unaudited "Five Year Selected Financial Data" included or incorporated in the Registration Statement and the Final Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

               (2) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not fairly presented (except as permitted by Form 10-Q) in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

               (3) with respect to the period subsequent to the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the equipment financing obligations or the long-term debt of the Company and its subsidiaries consolidated or capital stock of the Company or decreases in the consolidated shareholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in consolidated earnings before interest expenses, earnings of spun-off operations and taxes on income, or in total or per share amounts of net earnings from continuing operations, of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriter; and

          (c) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1,6 and 7 of the Company's Annual Report on Form 10-K incorporated therein or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in any of the Company's Quarterly Reports on Form 10-Q incorporated therein, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

____________
     * All capitalized terms used herein shall have the meanings ascribed to them in the Underwriting Agreement of which this Exhibit A is a part.

                                                           EXHIBIT B


     The Company* shall furnish to the Underwriter the opinion of John
C. Peet, Jr., Esq., Vice President-General Counsel and Secretary of the Company, dated the Closing Date, to the effect that:

          (i) each of the Company and Rollins Leasing Corp. (the "Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

          (ii) all the outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiary are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

          (iii) the Company's authorized equity capitalization is as set forth in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on the New York Stock Exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with the New York Stock Exchange and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

          (iv) the Collateral Trust Indenture dated as of March 21, 1983 as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986 and an Eighth Supplemental Indenture thereto dated May 15, 1990 (the "Original Indenture"), between the Company and Continental Bank National Association, as Trustee, and the Twelfth Supplemental Indenture dated as of March 15, 1994 (the "Twelfth Supplemental Indenture") to the Original Indenture, have been duly authorized, executed and delivered, have been duly qualified under the Trust Indenture Act of 1939, and constitute legal, valid and binding instruments enforceable against the Company in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect), and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Original Indenture, as supplemented by the Twelfth Supplemental Indenture (the "Indenture"), and delivered to and paid for by the Underwriter pursuant to the Underwriting Agreement of which this Exhibit B is a part (the "Underwriting Agreement"), will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

          (v) to the best knowledge of such counsel,there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

          (vi) the Registration Statement and any amendments thereto have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued; no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules and regulations adopted thereunder, and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (vii) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Underwriting Agreement, except such as have been obtained under the Securities Act and such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriter and such other approvals (specified in such opinion) as have been obtained;

          (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreement nor the fulfillment of the terms of the Underwriting Agreement will conflict with, result in a breach of, or constitute a default under the charter or bylaws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

          (x) no holders of securities of the Company have rights to the registration of such securities under the Registration
     Statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the applications of laws of any jurisdiction other than the State of Delaware or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriter; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

____________
     * All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement of which this Exhibit B is a part.